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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 21, 2001

PACIFIC NORTHWEST BANCORP

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-26632 (Commission File Number)	91-1691216 (IRS Employer Identification No.)

1111 Third Avenue, Suite 250
Seattle, Washington 98101
(Address of principal executive offices, including Zip Code)

(206) 624-9761
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

    On March 21, 2001, Pacific Northwest Bancorp issued the press release contained herewith, providing earnings guidance for its first fiscal quarter ending March 31, 2001. The press release is filed herewith as Exhibit 99.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated: March 21, 2001

PACIFIC NORTHWEST BANCORP
By:	/s/ PATRICK M. FAHEY Patrick M. Fahey President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release containing earnings guidance for the first fiscal quarter ending March 31, 2001, of Pacific Northwest Bancorp.

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SIGNATURE
EXHIBIT INDEX